UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 22, 2012

AMERIGROUP Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia		23462
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(757) 490-6900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

As previously disclosed, on July 9, 2012, Amerigroup Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with WellPoint, Inc. ("WellPoint") and WellPoint Merger Sub, Inc., an indirect wholly-owned subsidiary of WellPoint ("Merger Sub"), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will be merged with and into the Company, with the Company surviving the merger as an indirect wholly-owned subsidiary of WellPoint (the "Merger").

The consummation of the Merger remains subject to the satisfaction or waiver of certain closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

The Company and WellPoint filed notification and report forms with the U.S. Department of Justice (the "DOJ") and the U.S. Federal Trade Commission pursuant to the HSR Act on July 23, 2012. As a result, the waiting period under the HSR Act with respect to the Merger was scheduled to expire at 11:59 p.m. on August 22, 2012, unless a request for additional information was received prior to the expiration.

On August 22, 2012, the Company and WellPoint each received a request for additional information ("second request") from the DOJ in connection with the DOJ’s review of the Merger. Issuance of the second request extends the waiting period under the HSR Act until 30 days after both parties have substantially complied with the requests, unless the waiting period is terminated earlier by the DOJ.

The Company and WellPoint have been cooperating with the DOJ staff since shortly after the announcement of the Merger. The second request focuses on the Company’s operations in the Commonwealth of Virginia, and both the Company and WellPoint are working cooperatively with the DOJ staff and representatives of the Commonwealth of Virginia to resolve any potential concerns expeditiously. This request for additional information is a normal and expected part of the regulatory process. Based on the current expected timing of the regulatory approval process, the Company and WellPoint expect to close the transaction by the end of the fourth quarter of 2012.

Completion of the transactions contemplated by the Merger Agreement remains subject to approval by the Company’s stockholders, as well as the satisfaction or waiver of the other customary closing conditions specified in the Merger Agreement.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “should”, “estimates”, “intends”, “plans” and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by Amerigroup’s stockholders and government or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; Amerigroup’s and WellPoint’s ability to consummate the merger; the failure by WellPoint to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; operating costs and business disruption may be greater than expected; the ability of Amerigroup to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which Amerigroup and WellPoint operate, as detailed from time to time in each of Amerigroup’s and WellPoint’s reports filed with the Securities and Exchange Commission (“SEC”). There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of Amerigroup’s and WellPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and Item 1.A in each of Amerigroup’s and WellPoint’s most recent Quarterly Report on Form 10-Q, as amended for the quarter ended June 30, 2012. Amerigroup and WellPoint caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Amerigroup and WellPoint or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Neither Amerigroup nor WellPoint undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Amerigroup and WellPoint. The proposed transaction will be submitted to the stockholders of Amerigroup for their consideration. In connection with the proposed transaction, Amerigroup filed a preliminary proxy statement with the SEC on August 7, 2012. Amerigroup and WellPoint plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION IN ITS ENTIRETY AND TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to Amerigroup’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Amerigroup by going to Amerigroup’s Investor Relations website page by clicking the "Investors" link at www.amerigroup.com or by sending a written request to Amerigroup’s Secretary at Amerigroup Corporation, 4425 Corporation Lane, Virginia Beach, Virginia 23462, or by calling the Secretary at (757) 490-6900.

Interests of Participants

Amerigroup and WellPoint and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Amerigroup in connection with the proposed transaction. Information regarding Amerigroup’s directors and executive officers is set forth in Amerigroup’s proxy statement for its 2012 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 27, 2012 and February 24, 2012, respectively. Information regarding WellPoint’s directors and executive officers is set forth in WellPoint’s proxy statement for its 2012 annual meeting of shareholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 2, 2012 and February 22, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction is contained in the preliminary proxy statement filed by Amerigroup with the SEC on August 7, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

August 23, 2012	By:	Nicholas J. Pace

Name: Nicholas J. Pace
Title: Executive Vice President, General Counsel and Secretary